=============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         1-15274                       26-0037077
(State or other jurisdiction  (Commission File No.)           (I.R.S. Employer
   of incorporation )                                        Identification No.)

6501 Legacy Drive
Plano, Texas                                            75024-3698
(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

==============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     The Company's Corporate Governance Committee and Board of Directors, working with an outside executive compensation consultant retained by the Committee, are currently reviewing the compensation structure for non-employee directors. In light of this review, on May 19, 2006, the Board, after considering the recommendations of its Corporate Governance Committee, approved the following compensation for non-employee directors covering the period from June 1, 2006 through August 31, 2006:

     o    Lump  sum   payment  of  $15,000  for  each   non-employee   director,
          representing the prorated portion of the current annual retainer of $60,000.

     o Lump sum payment of $2,500 for the Chair of the Audit Committee, representing the prorated portion of the current annual retainer for the Audit Committee Chair of $10,000.

     o Lump sum payment of $1,875 for the respective Chairs of each of the Corporate Governance, Human Resources and Compensation, and Finance Committees, representing the prorated portion of the current annual retainer for each of those Committee Chairs of $7,500.

     Directors are not paid a fee for meeting attendance, but are reimbursed for expenses incurred in connection with any meeting which they attend in their official capacities as directors. Non-employee directors are also paid $1,000 for each full day of service to the Company in addition to those services which they perform in connection with Board and committee responsibilities, and are reimbursed for expenses in connection with their performance of such services.

     The Board also approved the annual equity grant for each non-employee director consisting of restricted stock units having a market value on the date of grant of $100,000. Pursuant to the provisions of the Company's 2005 Equity Compensation Plan, the date of grant is the third full trading day following the date of the Company's annual meeting of stockholders.

     Directors may elect to receive all or a portion of their cash retainers and fees in Company Common Stock. A director may also elect to defer payment of all or part of any of their cash retainers and fees under the terms of the Company's Deferred Compensation Plan for Directors. To comply with the requirements of
Section 409A of the Internal Revenue Code, the Company has amended certain of its non-employee director election forms. Copies of the amended forms are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 15, 2006, the Company's Board of Directors announced that it had elected Ann Marie Tallman as a member of the Board of Directors, effective May 19, 2006. Ms. Tallman has been elected for the class of directors whose term expires in May 2007. There are no arrangements or understandings between Ms. Tallman and any other person pursuant to which she was elected as a director. Ms. Tallman was also appointed to the Corporate Governance Committee of the Board of Directors, effective May 19, 2006. A copy of the press release announcing Ms. Tallman's election to the Board is furnished herewith as Exhibit 99.1.

Item 8.01         Other Events

     (a) On May 19, 2006, the Company held its Annual Meeting of Stockholders at its Home Office in Plano, Texas. At the Annual Meeting, stockholders (1) re-elected Directors Vernon Jordan, Jr., Burl Osborne, Mary Beth Stone West, and R. Gerald Turner for a three-year term expiring at the 2009 Annual Meeting, (2) ratified the appointment of KPMG LLP as the Company's independent auditor for the fiscal year ending February 3, 2007, (3) approved amendments to the Company's Restated Certificate of Incorporation and Bylaws to declassify the Board of Directors, and (4) rejected a stockholder proposal relating to executive compensation. A copy of the press release covering actions taken at the Annual Meeting is furnished herewith as Exhibit 99.2.

     (b) The Company has revised its Corporate Governance Guidelines. The revised Guidelines provide for the annual appointment of a presiding director for executive sessions of the Board. The presiding director will be elected by the independent directors to serve a one-year term beginning with the May 19, 2006 meeting of the Board. The revised Guidelines also provide that a Committee of the Whole, composed of the Company's outside directors, shall meet at least annually to evaluate the Chief Executive Officer's performance based on previously set goals and objectives (such goals and objectives shall also be set by the Committee of the Whole). The results of this evaluation will be shared with the CEO and used by the Committee of the Whole in establishing the CEO's compensation. The revised Guidelines can be accessed on the Company's website at www.jcpenney.net by clicking on "Investor Relations," then "Corporate Governance." A copy of the revised Guidelines is also furnished herewith as Exhibit 99.3.



Item 9.01         Financial Statements and Exhibits.

     10.1      Form of Election to Receive Stock in Lieu of Cash Retainer(s)

     10.2 Form of Notice of Election to Defer under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors

     10.3 Form of Notice of Change in the Amount of Fees deferred under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors

     10.4      Form of Notice of  Termination  of  Election  to Defer under the
               J. C. Penney Company, Inc. Deferred Compensation Plan for
               Directors

     99.1 J. C. Penney Company, Inc. News Release issued May 15, 2006 regarding election of Ann Marie Tallman to Board of Directors

     99.2 J. C. Penney Company, Inc. News Release issued May 19, 2006 regarding results of Annual Meeting of Stockholders

     99.3      J. C. Penney Company, Inc. Corporate Governance Guidelines

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J. C. PENNEY COMPANY, INC.




                                          By: /s/ Joanne L. Bober
                                              ---------------------------
                                               Joanne L. Bober
                                               Executive Vice President,
                                               General Counsel and Secretary




Date:  May 19, 2006

                                  EXHIBIT INDEX

 Exhibit Number            Description

     10.1    Form of Election to Receive Stock in Lieu of Cash Retainer(s)

     10.2 Form of Notice of Election to Defer under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors

     10.3 Form of Notice of Change in the Amount of Fees deferred under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors

     10.4    Form of Notice of  Termination  of  Election  to Defer under the
             J. C. Penney Company, Inc. Deferred Compensation Plan for Directors

     99.1 J. C. Penney Company, Inc. News Release issued May 15, 2006 regarding election of Ann Marie Tallman to Board of Directors

     99.2 J. C. Penney Company, Inc. News Release issued May 19, 2006 regarding results of Annual Meeting of Stockholders

     99.3    J. C. Penney Company, Inc. Corporate Governance Guidelines

                                                                    Exhibit 10.1
To:      Vice President, Director of Rewards
         and Associate Recognition
         J. C. Penney Company, Inc.
         P. O. Box 10001 Dallas, TX 75301-8211

Re:      Directors' Compensation

              ELECTION TO RECEIVE STOCK IN LIEU OF CASH RETAINER(S)

Pursuant to the terms of the 2005 J. C. Penney Company, Inc. Equity Compensation Plan, I hereby elect as a Director of J. C. Penney Company, Inc. ("Company") to receive in shares of J. C. Penney Company, Inc. Common Stock ("Common Stock") _______% of my annual retainer and, if applicable, _______% of my annual Committee Chairperson Retainer and _______% of my annual Representative under Indemnification Trust Retainer.

I understand the terms of this election will be as follows:

     o    The standard annual election date is June 1.

     o The payment in stock will be made at the time of payment of the Directors' compensation.

     o The election will automatically renew unless, prior to the end of the twelve-month period, I notify the Company in writing that the election is being terminated.

     o The shares issued will be based on the fair market value of Common Stock on the date of issuance. The fair market value will be the opening price of the Common Stock on such date as reported in the composite transaction table covering transactions of New York Stock Exchange listed securities, or if such Exchange is closed, or if the Common Stock does not trade on such date, the closing price of the Common Stock reported in the composite transaction table on the last trading date immediately preceding such date.

     o All Common Stock issued in payment of Directors' compensation will be automatically vested (non-forfeitable) on the date of issue.

     o    A check will be issued for fractional shares.

I also understand that the retainer is subject to Federal Income Tax and Social Security Self-Employment Tax as described in the Compensation section of the Directors' Compensation and Benefits book. Further, I understand that the fair market value of these shares, as determined above, will be reported to the Internal Revenue Service on a Form 1099, as if this compensation had been received in cash.

The issuance of stock made pursuant to this election must be reported to the Securities and Exchange Commission on a Form 4 which must be filed by the end of the second business day following the transaction. Any subsequent sale by you of stock received pursuant to this election should be pre-cleared with the Legal Department (Joanne Bober, 972/431-1916; Jeff Vawrinek, 972/431-1287; Ralph Richardson, 972/431-1288; Salil Virkar, 972/431-1211); depending on the number of shares to be sold, it may be necessary to file a Form 144 notice of sale with the SEC prior to the sale. The sale must also be reported on Form 4, which is due by the end of the second business day following the transaction. All stock received in lieu of cash will be beneficially owned by you, and will be reflected in the stock ownership table in the Company's Proxy Statement.


---------------------------------                  -----------------
Signature                                          Date

                                                                    Exhibit 10.2

To:  Vice President, Director of        United Parcel Service:     Vice President, Director of
     Rewards and Associate Recognition                             Rewards and Associate Recognition
     J. C. Penney Co., Inc.                                        J. C. Penney Co., Inc.
     P. O. Box 10001                                               6501 Legacy Drive
     Dallas, TX  75301-8211                                        Plano, TX  75024-3698

RE: Notice of Election to Defer under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")

Intention to Defer
Pursuant to the terms of the Plan, a copy of which I have received, I hereby elect as a director of J. C. Penney Company, Inc. to defer receipt of _______%* of my annual retainer, _____%* of my meeting fees, and _______%* of any other fees or cash compensation payable to me for services to be rendered to the Company ("Fees"). I understand that such an election to defer shall take effect on January 1st and shall continue in effect until December 31st of any year unless you shall have received from me by December 31st in the prior year written notice of (1) my termination of such election to defer, or (2) my change in the amount of my Fees to be deferred.

Factor for Deferral Account
In accordance with the provisions of Section 4 of the Plan, I hereby elect that the balance in my plan Account shall be determined by reference to the following Factor (select one):

     /___/ The Moody's Single A Corporate Bond Yield

     /___/ The rate payable for one-year Treasury Notes.

     /___/ The rate  under  the  Interest  Income  Account  of the J. C.  Penney
          Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan.

     /___/ Units measured by the value of a share of Company Stock.
          NOTE: If you elect this last Factor, you should be aware that under the most recent rules adopted by the Securities and Exchange Commission, contributions to your account in this manner will be considered an exempt "purchase" under Section 16 of the Securities Exchange Act of 1934. This purchase will be reportable on a Form 5, but it will not be "matched" against other nonexempt sales you might wish to make. Your switches into or out of this Factor will be exempt, so long as any "opposite way" switches (i.e., transfers in followed by transfers out, or vice versa) are at least six months apart.

This election of a Factor for valuing the balance in my Plan Account shall continue in effect until the last day of the calendar quarter during which you shall have received written notice from me of my election of a different Factor.

Payment of Deferred Compensation
I understand that all deferred Fees shall be paid to me in 10 annual installments, unless otherwise provided for by the Plan. I hereby elect that the first installment, shall be paid on the first business day of _______** ("Deferred Payment Date") and that subsequent installments shall be paid on the first business day of each succeeding calendar year until paid in full. I also understand that my election of a Deferred Payment Date is irrevocable, except as provided in Section 6 of the Plan (Death or Hardship).

 -----------------------------------------
(Signature)                           Date
*Specify percentage.
**Specify a year. The year specified shall not be later than the fifth calendar year following the year in which you reach age 70.

                                                                    Exhibit 10.3

To: Vice President, Director of       United Parcel Service:      Vice President, Director of
    Rewards and Associate Recognition                             Rewards and Associate Recognition
    J. C. Penney Co., Inc.                                        J. C. Penney Co., Inc.
    P. O. Box 10001                                               6501 Legacy Drive
    Dallas, TX  75301-8211                                        Dallas, TX 75024-3698


RE: Notice of Change in the Amount of Fees deferred under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")


Pursuant to the terms of the Plan, I hereby elect to make a change in my election of the amount of fees deferred.

I hereby elect to defer receipt of _____%* of my annual retainer, _____%* of my meeting fees, and _____%* of any other fees or compensation payable to me for services to be rendered to the Company ("Fees").

I understand that such changes in my election of the amount of Fees deferred shall take effect on January 1st and shall continue in effect until December 31st of any year unless you shall have received from me by December 31st of the prior year written notice of (1) my termination of such election to defer, or
(2) my change in the amount of my Fees to be deferred.

I further understand that in all other respects my election to defer remains unchanged.



-----------------------------                      ------------------------
(Signature)                                        Date

* Specify percentage.

                                                                    Exhibit 10.4

To:      Vice President, Director of         United Parcel Service:    Vice President, Director of
         Rewards and Associate Recognition                             Rewards and Associate Recognition
         J. C. Penney Co., Inc.                                        J. C. Penney Co., Inc.
         P. O. Box 10001                                               6501 Legacy Drive
         Dallas, TX  75301-0004                                        Plano, TX  75024-3698

RE: Notice of Termination of Election to Defer under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")


Pursuant to the terms of the Plan, I hereby terminate my election to defer Fees under the Plan.


I understand that this termination of election to defer Fees shall take effect on January 1st of any year following your receipt of this notice by December 31st of the year prior to effective year of termination.




-------------------------------------                  -------------------------
(Signature)                                            Date

                                                                    Exhibit 99.1

              Ann Marie Tallman Joins JCPenney Board of Directors
    Former MALDEF Executive Brings Substantive Leadership to JCPenney Board

May 15, 2006 - J. C. Penney Company, Inc. announced that Ann Marie Tallman, a highly accomplished leader in the public, private and non-profit sectors, will join the Company's Board of Directors, effective May 19. Ms. Tallman, an attorney, most recently served as president and general counsel of the Mexican American Legal Defense and Educational Fund (MALDEF).

Myron E. (Mike) Ullman, III, chairman and chief executive officer, said, "Ms. Tallman is an innovative leader and a compelling advocate of equal rights for all people. Her broad-based business expertise in finance, governance, and marketing, coupled with a deep understanding of the Latino market will be a significant value to our Board. We look forward to Ms. Tallman's contributions as we continue to make JCPenney a great place to work and a top retailer in terms of performance and execution."

Ms. Tallman added, "I am delighted to be involved in the next phase of JCPenney's growth and success as the company continues to execute its long range plan to become the preferred shopping choice of Middle America."

Ms. Tallman, 42, has been actively involved with the Latino community and MALDEF for more than 18 years. Also a financial services expert, Ms. Tallman held the position of senior vice president with mortgage lending giant, Fannie Mae. In this position, Ms. Tallman led Fannie Mae's Single Family Mortgage Business for the Western United States, which covered 25 states west of the Mississippi River. Prior to that, Ms. Tallman held various executive positions at the Fannie Mae Corporation and was president and chief executive officer for the Fannie Mae Foundation, a non-profit organization in Washington, D.C., where she directed five offices and a $400 million endowment.

Before joining Fannie Mae in 1994, Tallman was deputy director of office planning and community development for the City and County of Denver. Ms. Tallman began her professional career in 1990 as an attorney with Kutak Rock in Denver. While a practicing attorney, Tallman was a founding board member of Hispanic PAC USA, a federal political action committee dedicated to supporting local and national Hispanic candidates for political office.

Ms. Tallman received a B.S. in psychology and political science from the University of Iowa, and a J.D. from the University of California Berkeley - Boalt Hall School of Law. She has completed executive programs at the JFK School of Government at Harvard University, the Wharton School at University of Pennsylvania and The Aspen Institute.

                                                                    Exhibit 99.2

           JCPENNEY REVIEWS PROGRESS ON ITS STRATEGIC LONG RANGE PLAN
                  AT COMPANY'S ANNUAL MEETING OF STOCKHOLDERS


PLANO, Texas (May 19, 2006) - At J. C. Penney Company, Inc.'s (NYSE:JCP) Annual Meeting of Stockholders held here today, Chairman and Chief Executive Officer Myron E. (Mike) Ullman, III, reviewed the Company's strategic growth initiatives and financial performance expectations, all reflecting the ongoing execution of JCPenney's five-year, Long-Range Plan.

"Our Long Range Plan is designed to make JCPenney a leader in the retail industry, and our excellent performance in the first year of this Plan underscores that we are well on our way. Looking ahead, we see great opportunity for JCPenney as we focus on the growth of our customer base, store base and financial performance. Our highly talented team of associates is focused on executing our plans to meet the needs of our customers and be the preferred shopping choice for Middle America," stated Mr. Ullman.

Stockholder Voting Results
---------------------------

During the meeting, Company stockholders re-elected four directors for a three-year term and ratified the appointment of KPMG LLP as independent auditor for the fiscal year ending Feb. 3, 2007. In other Company business, stockholders approved management's proposal to amend the Company's Restated Certificate of Incorporation and Bylaws to declassify the Board of Directors. Current directors, including those re-elected to three-year terms at today's Meeting, will continue to serve the remainder of their elected terms; and starting with the 2007 Annual Meeting of Stockholders, directors will be elected annually so that by the 2009 Annual Meeting of Stockholders, all directors will be elected annually.

Additionally, stockholders rejected a stockholder's proposal requesting that the Board of Directors' Executive Compensation Committee establish a pay-for-performance standard in the Company's executive compensation plan for senior executives.

Dividend Declaration
---------------------

JCPenney's Board of Directors declared a quarterly dividend of $0.18 per share on the Company's common stock. The dividend is payable Aug. 1, 2006, to the Company's stockholders of record at the close of business on July 10, 2006.


For further information, contact:

Media Relations
-----------------
Darcie Brossart; (972) 431-3400; dbrossar@jcpenney.com
Quinton Crenshaw; (972) 431-3400; qcrensha@jcpenney.com

Investor Relations
-------------------
Bob Johnson; (972) 431-2217; rvjohnso@jcpenney.com
Ed Merritt; (972) 431-8167; emerritt@jcpenney.com


About JCPenney
---------------

J. C. Penney Corporation, Inc., the wholly owned operating subsidiary of J. C. Penney Company, Inc., is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 150,000 associates. As of April 29, 2006, J. C. Penney Corporation, Inc. operated 1,021 JCPenney department stores throughout the United States and Puerto Rico. JCPenney is the nation's largest catalog merchant of general merchandise, and jcp.com is one of the largest apparel and home furnishings sites on the Internet. JCPenney refers to the Internet/catalog business as Direct.

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which reflect the company's current views of future events and financial performance, involve known and unknown risks and uncertainties that may cause the company's actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, competition, consumer demand, seasonality, economic conditions, including the price and availability of oil and natural gas, impact of changes in consumer credit payment terms, changes in management, retail industry consolidations, acts of terrorism or war, and government activity. Please refer to the company's most recent Form 10-K and subsequent filings for a further discussion of risks and uncertainties. Investors should take such risks into account when making investment decisions. We do not undertake to update these forward-looking statements as of any future date.

                                      # # #

                                                                    Exhibit 99.3
                           J. C. PENNEY COMPANY, INC.
                         Corporate Governance Guidelines
                            (revised April 21, 2006)

J. C. Penney Company, Inc. is committed to assuring that the Company is managed in a way that is fair to its stockholders and that allows its stockholders to maximize their investment by participating in the present and future growth of the Company. The Board of Directors has adopted these Corporate Governance Guidelines and policies and, with ongoing input from the Corporate Governance Committee, continue to assess the appropriateness of these guidelines and policies and implement such changes and adopt such additions as may be necessary or desirable to promote the effective governance of the Company.

I.   Board of Directors' Responsibilities.

          A. Board. The business affairs of the Company are managed under the direction of the Board, which represents and is accountable to the stockholders of the Company. The Board's responsibilities include the responsibility to oversee and regularly evaluate: (i) the strategic direction of the Company; (ii) management policies;
               (iii) the effectiveness with which management implements its policies; (iv) the selection, evaluation and setting of appropriate compensation for the Company's chief executive officer; (v) succession planning; and (vi) the recommendations for and election and compensation of the Company's principal officers.

          B. Directors. The directors are to act in good faith and with due care so as to exercise their business judgment on an informed basis in what they reasonably and honestly believe to be in the best interests of the Company and its stockholders. The directors are expected to attend all duly called meetings and inform themselves in advance of all relevant information reasonably available to them.

II.  Board Composition and Qualifications.

          A. Size. As required by the Company's Bylaws, the total number of directors is determined by the Board from time to time, except the total number of directors may not be less than three. The Board believes that a board ranging in size from 10 to 15 members is most appropriate.

          B. Classes and Terms. The Board has three classes of directors of as nearly equal size as possible. The term of each class of directors is normally three years, and the term of one class expires each year in rotation.

          C. Qualifications. The Corporate Governance Committee is responsible for developing and periodically reviewing the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. The Corporate Governance Committee develops and reviews Board membership criteria, which, among other things, currently include: (i) character and integrity; (ii) business and management experience; (iii) demonstrated

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               competence  in dealing with complex  problems;  (iv)  familiarity
               with  the   business  of  the  Company;   (v)  diverse   talents,
               backgrounds  and  perspective;  (vi)  freedom  from  conflicts of
               interest;   (vii)   regulatory  and  stock  exchange   membership
               requirements for the Board; (viii) sufficient time to devote to the affairs of the Company; and (ix) reputation in the business
               community.   Under  the  Company's  Bylaws,  directors  are  also
               required to be stockholders of the Company.

          D. Independence. The Board will at all times be comprised of a majority of independent directors who meet the criteria for independence set by the New York Stock Exchange ("NYSE"). The Board will make a determination as to each director's independence on an annual basis. Each director is requested to notify the Chairman of the Board and the chair of the Corporate Governance Committee, as soon as practicable, of any event, situation or condition that may affect the Board's evaluation of his or her independence.

          E. Other Board Memberships. Directors are required to advise the Chairman of the Board and the chair of the Corporate Governance Committee, as soon as practicable, in advance of accepting an invitation to serve on another board. Directors are encouraged to limit the number of other boards (excluding non-profits) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards.

          F. Retirement Age/Change of Status of Director's Principal Employment. The Company's bylaws provide for director retirement upon reaching age 70. Directors are also required to submit their resignation to the Board for its consideration upon a change in status of their principal employment or occupation.

          G. Selection of Director Nominee Candidates. The Corporate Governance Committee is responsible for recommending to the Board the selection of qualified director nominee candidates for consideration, based on the qualifications set forth in II.C. above.

III. Board Organization.

          A. Chairman of the Board. The Board shall select its Chair in the manner it considers in the best interests of the Company and the Company's stockholders. The Chair establishes the board meeting agenda in consultation with the other directors, the executive officers of the Company, and the corporate secretary. The Chair may also serve as the Company's chief executive officer ("CEO").

          B. Committees of the Board. The Board has standing committees to consider designated matters. Currently, the standing committees of the Board are Audit, Corporate Governance, Finance, and Human Resources and Compensation. Chair positions rotate every three years for all committees with the exception of the Audit Committee, whose chair shall remain in that position for five years, unless otherwise changed by the Board. Except for the Finance Committee, all standing committee members shall be independent directors as determined in accordance

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               with applicable NYSE rules.  Each committee has a written charter setting forth the duties, authority and responsibilities of the committee and is responsible to the full Board.

IV.  Board Meetings.

          A. Regular Meetings. The Board will meet in person at least six times per year, unless it determines that more or fewer meetings are required.

          B. Special Meetings. The Chair will call additional meetings, as necessary. Any director may request that the Chair call a special meeting. Special meetings may be held in person or by telephone or other form of interactive electronic communication.

          C. Executive Sessions and Role of Presiding Director. The independent directors will meet in executive session at some point during each regularly held meeting of the directors. The presiding director of these executive sessions shall rotate on an annual basis, beginning with the May 19, 2006 meeting of the Board of Directors, at which time the Chair of the Corporate
               Governance Committee shall serve as presiding director. Thereafter, the independent directors shall select the director to serve as presiding director for each subsequent one year term. At a minimum, the independent directors will use these executive sessions to review, as timely or appropriate: (i) strategic issues; (ii) future Board agenda and the flow of information to directors; (iii) CEO succession; (iv) performance and compensation; (v) management progression and succession; and (vi) the Company's Corporate Governance Guidelines. The presiding director will advise the Chair of decisions reached and suggestions made at these sessions.

V.   Access to Management, Independent Advisors and Non-Management Directors.

          A. Management. The Board shall have unfettered access at all times to all members of management and all employees of the Company and to the Company's inside and outside counsel and auditors.

          B. Independent Advisors. The Board and each of its committees, consistent with the provisions of their respective charters, have the right at any time to retain independent advisors for legal, financial, compensation or other services to assist them in performing their duties and responsibilities.

          C. Non-Management Directors. Interested stockholders wishing to communicate with the Company's non-management directors may contact the office of the Company's General Counsel. The Company publishes on its Web site (www.jcpenney.net) a telephone number, mailing address and email address for this purpose.

VI. Director Orientation and Education. All new directors receive orientation materials upon joining the Board in order to become familiar with the Company's vision, strategic direction, core values and ethics, financial matters, corporate governance practices and other key policies and practices, and participate in such further meetings and sessions as are necessary to maximize their understanding of the Company, its operations and their roles as directors. All directors also receive internal continuing education on matters relevant to Company operations, governance matters, business ethics, legal compliance and diversity. Directors are also encouraged to participate in external continuing education forums for directors, as they or the Board determine is desirable or appropriate from time to time.

VII. Compensation.

          A. Retainer and Expenses. The Corporate Governance Committee has the responsibility for recommending to the Board the appropriate compensation for non-associate directors. It conducts periodic reviews to assure that the directors are being fairly and reasonably compensated in relation to comparable U. S. companies. Directors are also reimbursed for travel and other expenses incurred in connection with their duties as directors. Compensation should not be set at a level that would call into question the Board's objectivity.

          B. Loans to Directors and Executive Officers. The Company does not make personal loans to its directors or executive officers.

          C. Director Stock Ownership Guidelines. The Board has not adopted formal stock ownership guidelines for directors or executive officers. Under the Company's Equity Compensation Plan, however, shares of JCPenney common stock underlying non-associate director annual equity grants are restricted until the director's service on the Board ends.

VIII. Succession Planning. The CEO reports periodically to an executive session of the Board on succession planning. Such meetings shall cover the entire subject of management development, including policies and principles for CEO selection and performance review and policies regarding succession in the event of an emergency or the resignation, incapacity or retirement of the CEO.

IX.  Annual Performance Review.

     A.   Chief Executive Officer.

          1. Annually, or more frequently as appropriate, the outside directors will meet as a Committee of the Whole to evaluate the CEO's performance based on previously set goals and objectives
               (such annual CEO goals and objectives shall also be set by the Committee of the Whole). The results of this evaluation are shared with the CEO and are used by the Committee of the Whole in establishing the CEO's compensation.

          2. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The Committee of the Whole in the course of its deliberations will use the evaluation when considering the compensation of the CEO.

          B. Board of Directors. Annually, or more frequently as appropriate, the Board conducts a self-evaluation as to its overall effectiveness and performance. Each of the Audit, Corporate Governance, and Human Resources and Compensation Committees also conducts a self-evaluation annually. The purpose of these evaluations is to improve the effectiveness of the Board and its committees.